                                                               Exhibit 23.2

                      Consent of Independent Auditors

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 19, 2000, with respect to the consolidated balance sheet of AOL Time Warner Inc. as of March 31, 2000, included in the Joint Proxy Statement-Prospectus of America Online, Inc. and Time Warner Inc. that is made part of Amendment No. 4 to the Registration Statement (Form S-4 No. 333-30184) of AOL Time Warner Inc. for the registration of its common and preferred stocks.

                                        /s/ Ernst & Young LLP

McLean, Virginia

May 19, 2000
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                                                                    Exhibit 23.2

                        Consent of Independent Auditors

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1999, except for Note 3, as to which the date is May 12, 2000, with respect to the consolidated financial statements of America Online, Inc. for the three years ended June 30, 1999, incorporated by reference as Exhibit 99 to its Form 10-Q/A for the quarterly period ended March 31, 2000, filed with the Securities and Exchange Commission, incorporated by reference in the Joint Proxy Statement-Prospectus of America Online, Inc. and Time Warner Inc. that is made part of Amendment No. 4 to the Registration Statement (Form S-4 No. 333-30184) of AOL Time Warner Inc. for the registration of its common and preferred stocks.

                                             /s/ Ernst & Young LLP

McLean, Virginia

May 19, 2000

                                                                    Exhibit 23.2

                        Consent of Independent Auditors

   We consent to the reference to our firm under the caption "Experts" and to the use of reports dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P., included in Time Warner's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission, incorporated by reference in the Joint Proxy Statement-Prospectus of America Online, Inc. and Time Warner Inc. that is made part of Amendment No. 4 to the Registration Statement (Form S-4 No. 333-30184) of AOL Time Warner Inc. for the registration of its common and preferred stocks.

                                                  /s/ Ernst & Young LLP

New York, New York

May 19, 2000